                                                                     EXHIBIT 4.9




                                 $1,000,000,000

                               BOTTLING GROUP, LLC

                   4-5/8% SENIOR NOTES DUE NOVEMBER 15, 2012

                          REGISTRATION RIGHTS AGREEMENT


                                                                November 7, 2002

Credit Suisse First Boston Corporation
Deutsche Bank Securities Inc.
Salomon Smith Barney Inc.
Banc of America Securities LLC
J.P. Morgan Securities Inc.
Lehman Brothers Inc.
c/o Credit Suisse First Boston Corporation
    Eleven Madison Avenue
    New York, New York 10010-3629

Ladies and Gentlemen:

      Bottling Group, LLC, a Delaware limited liability company (the "Issuer"), proposes to issue and sell to Credit Suisse First Boston Corporation, Deutsche Bank Securities Inc., Salomon Smith Barney Inc., Banc of America Securities LLC, J.P. Morgan Securities Inc. and Lehman Brothers Inc. (collectively, the "INITIAL PURCHASERS"), upon the terms set forth in a purchase agreement of even date herewith (the "PURCHASE AGREEMENT"), $1,000,000,000 aggregate principal amount of its 4-5/8% Senior Notes due November 15, 2012 (the "NOTES"), which will be issued pursuant to an Indenture (the "INDENTURE") to be entered into among the Issuer, the Guarantor and JPMorgan Chase Bank, as trustee (the "TRUSTEE"). Payment of principal of and interest and premium, if any, on the Notes will be unconditionally and irrevocably guaranteed on a senior unsecured basis (the "GUARANTEE") by PepsiCo, Inc., a North Carolina corporation (the "GUARANTOR" and, together with the Issuer, the "OFFERORS"), with the Guarantee becoming effective on the Guarantee Commencement Date (as defined in the Indenture), except that, under certain circumstances described in the Indenture, the Guarantee may not become effective or may become effective as to less than all of the principal of and interest and premium, if any, on the Notes, as described in the Indenture. The Notes and the Guarantee are together referred to as the "INITIAL SECURITIES." As an inducement to the Initial Purchasers to enter into the Purchase Agreement, each Offeror severally agrees with the Initial Purchasers, for the benefit of the Initial Purchasers and the holders of the Initial Securities (including, without limitation, the Initial Purchasers), the Exchange Securities (as defined below) and the Private Exchange Securities (as defined below) (collectively, the "HOLDERS"), as follows:

      1. Registered Exchange Offer. The Offerors shall, at their own cost (subject to the provisions of Section 4), prepare and, not later than 135 days (or, if the 135th day is not a business day, the first business day thereafter, such day being a "FILING DEADLINE") after the date of original issuance of the Initial Securities (the "CLOSING DATE"), file with the Securities and Exchange Commission (the "COMMISSION") a registration statement (together with all amendments and supplements thereto, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all documents incorporated by reference therein, the "EXCHANGE OFFER REGISTRATION STATEMENT") on an appropriate form under the United States Securities Act of 1933, as amended (the "SECURITIES ACT"), with respect to a proposed offer (the "REGISTERED EXCHANGE OFFER") to the Holders of Transfer Restricted Securities (as defined in Section 6), who are not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer, to issue and deliver to such Holders, in exchange for the Initial Securities, a like aggregate principal amount of debt securities of the Offerors issued under the Indenture, and identical in all material respects to the Initial Securities (except for the transfer restrictions relating to the Initial Securities and the provisions relating to the matters described in Section 6) that would be registered under the Securities Act (the "EXCHANGE SECURITIES"). The Exchange Securities will be issued under the Indenture. Each Offeror shall use its best efforts to (i) cause such Exchange Offer Registration Statement to become effective under the Securities Act within 195 days (or, if the 195th day is not a business day, the first business day thereafter, such day being an "EFFECTIVENESS DEADLINE") after the Closing Date and (ii) keep the Exchange Offer Registration Statement effective for not less than 30 days (or longer, if required by applicable law) after the date notice of the Registered Exchange Offer is mailed to the Holders (such period being called the "EXCHANGE OFFER REGISTRATION PERIOD").

      If the Offerors commence the Registered Exchange Offer, the Offerors (i) will be entitled to consummate the Registered Exchange Offer 30 days after such commencement (provided that the Offerors have accepted all the Initial Securities theretofore validly tendered in accordance with the terms of the Registered Exchange Offer) and (ii) will be required to consummate the Registered Exchange Offer no later than 40 days after the date on which the Exchange Offer Registration Statement is declared effective (such 40th day being the "CONSUMMATION DEADLINE").

      Following the declaration of the effectiveness of the Exchange Offer Registration Statement, the Offerors shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder of Transfer Restricted Securities electing to exchange the Initial Securities for Exchange Securities (assuming that such Holder is not an affiliate of either Offeror within the meaning of the Securities Act, acquires the Exchange Securities in the ordinary course of such Holder's business and has no arrangements or understandings with any person to participate in the distribution of the Exchange Securities and is not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer) to trade such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States.

      Each Offeror acknowledges that, pursuant to current interpretations by the Commission's staff of Section 5 of the Securities Act, in the absence of an applicable exemption therefrom, (i) each Holder which is a broker-dealer electing to exchange Initial Securities, acquired for its own account as a result of market making activities or other trading activities, for the Exchange Securities (an "EXCHANGING DEALER"), is required to deliver a prospectus containing the information substantially as set forth in (a) Annex A hereto on the cover, (b) Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section, and (c) Annex C hereto in the "Plan of Distribution" section of such prospectus in connection with a sale of any such Exchange Securities received by such Exchanging Dealer pursuant to the Registered Exchange Offer (except that the language of such information may be appropriately modified to comply with the "plain English" rules of the Commission) and (ii) an Initial Purchaser that elects to sell Securities (as defined below) acquired in exchange for Initial Securities constituting any portion of an unsold allotment, is required to deliver a prospectus containing the information required by Item 507 or 508 of Regulation S-K under the Securities Act, as applicable, in connection with such sale.

      Each Offeror shall use its best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the prospectus contained therein (insofar as the required information relates to it), in order to permit such prospectus to be lawfully delivered by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements in order to resell the Exchange Securities; provided, however, that (i) in the case where such prospectus and any amendment or supplement thereto must be delivered by an Exchanging Dealer or an Initial Purchaser, such period shall end on the earlier of 180 days from the consummation of the Registered Exchange Offer and the date on which all Exchanging Dealers and the Initial Purchasers have sold all Exchange Securities held by them (unless such period is extended pursuant to Section 3(j)) and (ii) the Issuer shall make such prospectus and any amendment or supplement thereto available to any broker-dealer for use in connection with any resale of any Exchange Securities for a period of not less than 180 days after the consummation of the Registered Exchange Offer.

      If, upon consummation of the Registered Exchange Offer, any Initial Purchaser holds Initial Securities acquired by it as part of its initial distribution, the Offerors, simultaneously with the delivery of the Exchange Securities pursuant to the Registered Exchange Offer, shall issue and deliver to such Initial Purchaser upon the written request of such Initial Purchaser, in exchange (the "PRIVATE EXCHANGE") for the Initial Securities held by such Initial Purchaser, a like principal amount of debt securities of the Offerors issued under the Indenture, and identical in all material respects to the Initial Securities (except for the existence of restrictions on transfer under the Securities Act and the securities laws of the several states of the United States and excluding provisions relating to the matters described in Section 6) (the "PRIVATE EXCHANGE


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
SECURITIES"). The Initial Securities, the Exchange Securities and the Private Exchange Securities are herein collectively called the "SECURITIES."

      In connection with the Registered Exchange Offer, the Offerors shall:

            (a) mail to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

            (b) keep the Registered Exchange Offer open for not less than 30 days (or longer, if required by applicable law) after the date notice thereof is mailed to the Holders;

            (c) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York, which may be the Trustee or an affiliate of the Trustee;

            (d) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York time, on the last business day on which the Registered Exchange Offer shall remain open; and

            (e) each otherwise comply with all applicable laws.

      As soon as practicable after the close of the Registered Exchange Offer or the Private Exchange, as the case may be, the Offerors shall:

            (x) accept for exchange all the Initial Securities validly tendered and not withdrawn pursuant to the Registered Exchange Offer and the Private Exchange;

            (y) deliver to the Trustee for cancellation all the Initial Securities so accepted for exchange; and

            (z) cause the Trustee to authenticate and deliver promptly to each Holder, the Exchange Securities or Private Exchange Securities, as the case may be, equal in principal amount to the Initial Securities of such Holder so accepted for exchange.

      The Indenture will provide that the Exchange Securities will not be subject to the transfer restrictions set forth in the Indenture and that all the Securities will vote and consent together on all matters as one class and that none of the Securities will have the right to vote or consent as a class separate from one another on any matter.

      Interest on each Exchange Security and Private Exchange Security issued pursuant to the Registered Exchange Offer and in the Private Exchange will accrue from the last interest payment date on which interest was paid on the Initial Security surrendered in exchange therefor or, if no interest has been paid on the Initial Securities, from the date of original issue of the Initial Securities.



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      Each Holder participating in the Registered Exchange Offer shall be required to represent to each Offeror that at the time of the consummation of the Registered Exchange Offer (i) any Exchange Securities received by such Holder will be acquired in the ordinary course of business, (ii) such Holder will have no arrangements or understanding with any person to participate in the distribution of the Securities or the Exchange Securities within the meaning of the Securities Act, (iii) such Holder is not an "affiliate," as defined in Rule 405 of the Securities Act, of either Offeror or if it is an affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (iv) if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Securities and (v) if such Holder is a broker-dealer, that it will receive Exchange Securities for its own account in exchange for Initial Securities that were acquired as a result of market-making activities or other trading activities and that it will be required to acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities.

      Notwithstanding any other provisions hereof, the Issuer will ensure that
(i) any Exchange Offer Registration Statement complies in all material respects with the Securities Act, the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") and the respective rules and regulations thereunder, (ii) any Exchange Offer Registration Statement does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except for statements or omissions made in (x) the Guarantor's Information (as defined in the immediately following paragraph) or (y) in reliance upon, and in conformity with information furnished to each Offeror by or on behalf of the Holders ("HOLDERS' INFORMATION") and (iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except for the Guarantor's Information and the Holders' Information.

      Notwithstanding any other provisions hereof, the Guarantor will ensure that (i) the Guarantor's Information included in any Exchange Offer Registration Statement complies in all material respects with the Securities Act, the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") and the respective rules and regulations thereunder, (ii) the Guarantor's Information contained in any Exchange Offer Registration Statement does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) the Guarantor's Information contained in any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As used herein, the "GUARANTOR'S INFORMATION" shall mean any information contained in any Registration Statement (as defined below) that was set forth in the letter of even date herewith from the Guarantor to the Issuer and the Initial Purchasers and such other information as the Guarantor may furnish in writing specifically for inclusion or incorporation by reference in such Registration Statement.

      2. Shelf Registration. If (i) because of any change in law or in applicable interpretations thereof by the staff of the Commission, the Offerors are not permitted to effect a Registered Exchange Offer, as contemplated by
Section 1, (ii) the Exchange Offer Registration Statement is not declared effective by the 195th day after the Closing Date, (iii) any Initial Purchaser so requests with respect to the Initial Securities (or the Private Exchange Securities) not eligible to be exchanged for Exchange Securities in the Registered Exchange Offer and held by it following consummation of the Registered Exchange Offer, (iv) any Holder (other than an Exchanging Dealer) is not eligible to participate in the Registered Exchange Offer or, in the case of any Holder (other than an Exchanging Dealer) that participates in the Registered Exchange Offer, such Holder does not receive freely tradeable Exchange Securities on the date of the exchange or (v) both Offerors elect, then the Offerors shall take the following actions:

            (a) The Offerors shall, at their cost (subject to Section 4), as promptly as practicable (but in no event more than 30 days after so required or requested pursuant to this Section 2) file with the Commission and thereafter each Offeror shall use its best efforts to cause to be declared effective a registration statement (together with all amendments and supplements thereto, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all documents incorporated by reference therein, the "SHELF REGISTRATION STATEMENT" and, together with the Exchange Offer Registration Statement, a "REGISTRATION STATEMENT") on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Securities by the Holders thereof from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act (the "SHELF REGISTRATION"); provided, however, that no Holder (other than an Initial Purchaser) shall be entitled to have the Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder.

            (b) Each Offeror shall use its best efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus included therein to be lawfully delivered by the Holders of the relevant Securities, for a period of two years (or for such longer period if extended pursuant to Section 3(j)) from the date of its effectiveness or such shorter period that will terminate when all the Securities covered by the Shelf Registration Statement (i) have been sold pursuant thereto or
      (ii) are no longer restricted securities (as defined in Rule 144 under the Securities Act, or any successor rule thereof). An Offeror shall be deemed not to have used its best efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Securities covered thereby not being able to offer and sell such Securities during that period, unless such action is required by applicable law.

            (c) Notwithstanding any other provisions of this Agreement to the contrary, the Issuer shall cause the Shelf Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement or any amendment thereto or the date of any supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the rules and regulations of the Commission and (ii) not to contain any untrue


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      statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, other than with respect to the Guarantor's Information or the Holders' Information.

            (d) Notwithstanding any other provisions of this Agreement to the contrary, the Guarantor shall cause (i) the Guarantor's Information included in the Shelf Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement or any amendment thereto or the date of any supplement, to comply in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the rules and regulations of the Commission and (ii) the Guarantor's Information contained in the Shelf Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement or any amendment thereto or the date of any supplement, not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

      3. Registration Procedures. In connection with any Shelf Registration contemplated by Section 2 and, to the extent applicable, any Registered Exchange Offer contemplated by Section 1, the following provisions shall apply:

            (a) The Issuer shall use its reasonable best efforts to (i) furnish to each Initial Purchaser, prior to the filing thereof with the Commission, a copy of the Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and, in the event that an Initial Purchaser (with respect to any portion of an unsold allotment from the original offering) is participating in the Registered Exchange Offer or the Shelf Registration Statement, the Issuer shall use its reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as such Initial Purchaser reasonably may propose (provided that, if such comments relate to the Guarantor's Information, the Guarantor shall also use its reasonable best efforts to reflect such comments in each such document); (ii) include the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of the prospectus forming a part of the Exchange Offer Registration Statement (except that the language of such information may be appropriately modified to comply with the "plain English" rules of the Commission) and include the information set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer;
      (iii) if requested by an Initial Purchaser, include the information required by Item 507 or 508 of Regulation S-K under the Securities Act, as applicable, in the prospectus forming a part of the Exchange Offer Registration Statement; (iv) include within the prospectus contained in the Exchange Offer Registration Statement a section entitled "Plan of Distribution," reasonably acceptable to the Initial Purchasers, which shall contain a summary statement of the positions taken or policies made by the staff of the Commission with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined


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
      in Rule 13d-3 under the Exchange Act) of Exchange Securities received by such broker-dealer in the Registered Exchange Offer (a "PARTICIPATING BROKER-DEALER"), whether such positions or policies have been publicly disseminated by the staff of the Commission or such positions or policies, in the reasonable judgment of the Initial Purchasers based upon advice of counsel (which may be in-house counsel), represent the prevailing views of the staff of the Commission; and (v) in the case of a Shelf Registration Statement, include the names of the Holders who propose to sell Securities pursuant to the Shelf Registration Statement as selling securityholders.

            (b) Each Offeror shall advise each of the Initial Purchasers, the Holders of the Securities and any Participating Broker-Dealer from which either Offeror has received prior written notice that it will be a Participating Broker-Dealer in the Registered Exchange Offer (which notice pursuant to clauses (ii) to (v) below shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made) and, if requested by such person, confirm such advice in writing:

                  (i) when any Registration Statement or any amendment thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective;

                  (ii) of any request by the Commission for amendments or
            supplements to any Registration Statement or the prospectus included therein or for additional information;

                  (iii) if known to such Offeror, of the issuance by the
            Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

                  (iv) of the receipt by such Offeror or its legal counsel of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                  (v) of the happening of any event that requires such Offeror to make changes in any Registration Statement or the prospectus included therein in order that such Registration Statement or the prospectus included therein do not contain an untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading.

      Either Offeror may provide such advice or notice set forth in clauses (i) to (v) above on behalf of such Offeror or on behalf of both Offerors.

            (c) The Issuer shall make every reasonable effort to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of any Registration Statement. The Guarantor shall make every reasonable effort to obtain the withdrawal at


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
      the earliest possible time, of any order suspending the effectiveness of any Registration Statement, to the extent that such order relates to (i) any action or failure to act on the part of the Guarantor or (ii) the Guarantor's Information.

            (d) The Issuer shall furnish to each Holder of Securities included within the coverage of any Shelf Registration, without charge, at least one conformed copy of the Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if any such Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

            (e) The Issuer shall deliver to each Exchanging Dealer and each Initial Purchaser, and to any other Holder who so requests, without charge, at least one conformed copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if any Initial Purchaser or any such Holder requests, all exhibits thereto (including those incorporated by reference).

            (f) The Issuer shall, during the Shelf Registration Period, deliver to each Holder of Securities included within the coverage of the Shelf Registration, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request. Each Offeror consents, subject to the provisions of this Agreement, to the use of such prospectus or any amendment or supplement thereto by each of the selling Holders of the Securities in connection with the offering and sale of the Securities covered by such prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

            (g) The Issuer shall deliver to each Initial Purchaser, any Exchanging Dealer, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Registered Exchange Offer, without charge, as many copies of the final prospectus included in the Exchange Offer Registration Statement and any amendment or supplement thereto as such persons may reasonably request. Each Offeror consents, subject to the provisions of this Agreement, to the use of such prospectus or any amendment or supplement thereto by any Initial Purchaser, if necessary, any Participating Broker-Dealer and such other persons required to deliver a prospectus following the Registered Exchange Offer in connection with the offering and sale of the Exchange Securities covered by such prospectus, or any amendment or supplement thereto, included in such Exchange Offer Registration Statement.

            (h) Prior to any public offering of the Securities pursuant to any Registration Statement, each Offeror shall use its reasonable best efforts to register or qualify or cooperate with the Holders of the Securities included therein and their respective counsel in connection with the registration or qualification of the Securities for offer and sale under the securities or "blue sky" laws of such United States jurisdictions as any Holder of the Securities reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities covered by such Registration Statement; provided, however, that neither Offeror shall be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject; and, provided, further that neither Offeror shall be required to pay any expenses in connection therewith after the effective date of any applicable Registration Statement.

            (i) The Offerors shall cooperate with the Holders of the Securities to facilitate the timely preparation and delivery of certificates representing the Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders may request in writing a reasonable period of time prior to sales of the Securities pursuant to such Registration Statement.

            (j) Upon the occurrence of any event contemplated by paragraphs (ii) through (v) of Section 3(b) during the period for which the Offerors are required to maintain an effective Registration Statement, the Offerors shall promptly prepare and file a post-effective amendment to the Registration Statement or a supplement to the related prospectus and any other required document so that, as thereafter delivered to Holders of the Securities or purchasers of Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that, the Guarantor's obligations to prepare and file a post-effective amendment to the Registration Statement or a supplement to the related prospectus and any other required documents under this Section 3(j) will be limited to the Guarantor's Information. If the Offerors notify the Initial Purchasers, the Holders of the Securities and any known Participating Broker-Dealer in accordance with clauses (ii) to (v) of
      Section 3(b) to suspend the use of such prospectus until the requisite changes to the prospectus have been made, then the Initial Purchasers, the Holders of the Securities and any such Participating Broker-Dealers shall suspend use of such prospectus, and the period of effectiveness of the Shelf Registration Statement provided for in Section 2(b) above and the Exchange Offer Registration Statement provided for in Section 1 above shall each be extended by the number of days from and including the date of the giving of such notice to and including the date when the Initial Purchasers, the Holders of the Securities and any known Participating Broker-Dealer shall have received such amended or supplemented prospectus pursuant to this Section 3(j).

            (k) Not later than the effective date of the applicable Registration Statement, the Issuer will provide CUSIP and ISIN numbers for the Initial Securities, the Exchange Securities or the Private Exchange Securities, as the case may be, and provide the applicable trustee with printed certificates for the Initial Securities, the Exchange Securities or the Private Exchange Securities, as the case may be, in a form eligible for deposit with The Depository Trust Company.

            (l) Each Offeror will comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the Registered Exchange Offer or the Shelf Registration and will make generally available to its members or security holders

      (or otherwise provide in accordance with Section 11(a) of the Securities
      Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of such Offeror's first fiscal quarter commencing after the effective date of the Registration Statement, which statement shall cover such 12-month period.

            (m) The Offerors shall cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended, in a timely manner and containing such changes, if any, as shall be necessary for such qualification. In the event that such qualification would require the appointment of a new trustee under the Indenture, the Offerors shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

            (n) The Offerors may require each Holder of Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Offerors such information regarding the Holder and the distribution of such Securities as the Offerors may from time to time reasonably require for inclusion in such Shelf Registration Statement, and the Offerors may exclude from such registration the Securities of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request.

            (o) Each Offeror shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other action, if any, as Holders of a majority in aggregate principal amount of the Securities being sold or the managing underwriters, if any, shall reasonably request in order to facilitate the disposition of the Securities pursuant to any Shelf Registration.

            (p) In the case of any Shelf Registration, each Offeror shall (i) make reasonably available for inspection by one or more representatives of, and Special Counsel (as defined below) acting for, Holders of a majority in aggregate principal amount of the Securities being sold and, any underwriter participating in any disposition pursuant to such Shelf Registration Statement all relevant financial and other records, pertinent corporate documents and properties of such Offeror and (ii) cause such Offeror's managing directors, officers, directors, in-house counsel, employees, accountants and auditors to supply all relevant information reasonably requested by such representatives, Special Counsel or any such underwriter (each, an "INSPECTOR") in connection with such Shelf Registration Statement, in each case, as shall be reasonably necessary to enable such Inspector, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that the foregoing inspection and information gathering shall be coordinated on behalf of the Holders and on behalf of the other parties, by one counsel designated by and on behalf of such other parties as described in Section 4.

            (q) In the case of any Shelf Registration, each Offeror, if requested by Holders of a majority in aggregate principal amount of Securities being sold or the managing underwriters, if any, shall use its reasonable best efforts to cause (i) its counsel (which may be in-house counsel) to deliver an opinion relating to the Securities in customary form; (ii) its officers to execute and deliver all customary documents and certificates and updates thereof requested by the managing underwriters of the applicable Securities and (iii) its independent public accountants and the independent public accountants with respect to any other entity for which financial information is provided in the Registration Statement (as a result of such entity's relationship with such Offeror) to provide a comfort letter in customary form, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

            (r) In the case of the Registered Exchange Offer, if requested by any Initial Purchaser or any known Participating Broker-Dealer, each Offeror shall use its reasonable best efforts to cause (i) its counsel to deliver to such Initial Purchaser or such Participating Broker-Dealer a signed opinion in customary form and (ii) its independent public accountants and the independent public accountants with respect to any other entity for which financial information is provided in the Registration Statement (as a result of such entity's relationship with such Offeror) to deliver to such Initial Purchaser or such Participating Broker-Dealer a comfort letter, in customary form.

            (s) If a Registered Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Initial Securities by Holders to the Offerors (or to such other Person as directed by the Offerors) in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be, the Offerors shall mark, or caused to be marked, on the Initial Securities so exchanged that such Initial Securities are being canceled in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be; in no event shall the Initial Securities be marked as paid or otherwise satisfied.

            (t) The Issuer will use its reasonable best efforts to (i) if the Initial Securities have been rated prior to the initial sale of such Initial Securities, confirm such ratings will apply to the Securities covered by a Registration Statement, or (ii) if the Initial Securities were not previously rated, cause the Securities covered by a Registration Statement to be rated with the appropriate rating agencies, if so requested by Holders of a majority in aggregate principal amount of Securities covered by such Registration Statement, or by the managing underwriters, if any.

            (u) In the event that any broker-dealer registered under the Exchange Act shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Conduct Rules (the "RULES") of the National Association of Securities Dealers, Inc. ("NASD")) thereof, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Offerors will assist such broker-dealer in complying with the requirements of such Rules, including, without limitation, by (i) if such Rules, including Rule 2720, shall so require, engaging a "qualified independent underwriter" (as defined in Rule 2720) to participate in the preparation of the Registration Statement relating to such Securities, to exercise usual standards of due diligence in respect thereto and, if any portion of the offering contemplated by such Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Securities, (ii) indemnifying any such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 5 and (iii) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules; provided that, the Guarantor will only be obligated to provide such information which relates to the Guarantor or the Guarantor's Information.

            (v) Each Offeror shall use its reasonable best efforts to take all other steps necessary to effect the registration of the Securities covered by a Registration Statement contemplated hereby.

4. Registration Expenses. The Issuer shall bear all fees and expenses incurred in connection with the performance of the Offerors' obligations under Sections 1 through 3 (including the reasonable fees and expenses, if any, of Cleary, Gottlieb, Steen & Hamilton, counsel for the Holders, incurred in connection with the Registered Exchange Offer) and in the event of a Shelf Registration, the Issuer shall bear or reimburse the Holders of the Securities covered thereby for the reasonable fees and disbursements of one firm of counsel, which shall be counsel for the Initial Purchasers unless the Holders of a majority in principal amount of the Securities covered thereby otherwise so designate (the "SPECIAL COUNSEL") to act as counsel for the Holders of the Securities in connection therewith. The Guarantor shall bear all of its expenses incidental to the performance of its obligations under this Agreement, including the fees and expenses of its professional advisors.

5. Indemnification.

            (a) The Issuer agrees to indemnify and hold harmless each Holder of the Securities, any Participating Broker-Dealer and each person, if any, who controls such Holder or such Participating Broker-Dealer within the meaning of the Securities Act or the Exchange Act (each Holder, any Participating Broker-Dealer and such controlling persons are referred to collectively as the "INDEMNIFIED PARTIES") from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Securities) to which each Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that (i) the Issuer shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration (x) with respect to the Guarantor's Information or (y) in reliance upon and in conformity with any Holders' Information and (ii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus relating to a Shelf Registration Statement, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Holder or Participating Broker-Dealer (or any person controlling such Holder or Participating Broker-Dealer) from whom the person asserting any such losses, claims, damages or liabilities purchased the Securities concerned, to the extent that a prospectus relating to such Securities was required to be delivered by such Holder or Participating Broker-Dealer under the Securities Act in connection with such purchase and any such loss, claim, damage or liability of such Holder or Participating Broker-Dealer results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Securities to such person, a copy of the final prospectus if the Issuer or Guarantor have previously furnished copies thereof to such Holder or Participating Broker-Dealer; provided further, however, that this indemnity agreement will be in addition to any liability which the Issuer may otherwise have to such Indemnified Party. The Issuer shall also indemnify underwriters, their officers and directors and each person who controls such underwriters within the meaning of the Securities Act or the Exchange Act to the same extent as provided above with respect to the indemnification of the Holders of the Securities if requested by such Holders.

            (b) The Guarantor agrees to indemnify and hold harmless each Indemnified Party from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Securities) to which each Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case, to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Guarantor's Information contained therein, and shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary prospectus relating to a Shelf Registration Statement, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Holder or Participating Broker-Dealer (or any person controlling such Holder or Participating Broker-Dealer) from whom the person asserting any such losses, claims, damages or liabilities purchased the Securities concerned, to the extent that a prospectus relating to such Securities was required to be delivered by such Holder or Participating Broker-Dealer under the Securities Act in connection with such purchase and any such loss, claim, damage or liability of such Holder or Participating Broker-Dealer results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Securities to such person, a copy of the final prospectus if the Issuer or Guarantor have previously furnished copies thereof to such Holder or Participating Broker-Dealer; provided further, however, that this indemnity agreement will be in addition to any liability which the Guarantor may otherwise have to such Indemnified Party. The Guarantor shall also indemnify underwriters, their officers and directors and each person who controls such underwriters within the meaning of the Securities Act or the Exchange Act to the same extent as provided above with respect to the indemnification of the Holders of the Securities if requested by such Holders.

            (c) Each Holder of the Securities, severally and not jointly, will indemnify and hold harmless the Issuer and Guarantor, their directors and officers and each person, if any, who controls the Issuer and the Guarantor, as the case may be, within the meaning of the Securities Act or the Exchange Act from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Issuer or Guarantor or any such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Issuer or the Guarantor by or on behalf of such Holder specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Issuer or Guarantor, as the case may be, for any legal or other expenses reasonably incurred by the Issuer or Guarantor, as the case may be, or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability which such Holder may otherwise have to the Issuer or Guarantor, as the case may be, or any of their controlling persons.

            (d) Promptly after receipt by an indemnified party under this
      Section 5 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a), (b) or (c) above, notify the indemnifying party of the commencement thereof; provided that, the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a), (b) or (c) above, except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a), (b) or (c) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and does not include a statement as to and an admission of fault, culpability or failure to act by or on behalf of any indemnified party.

            (e) If the indemnification provided for in this Section 5 is unavailable or insufficient to hold harmless an indemnified party under subsections (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Offerors on one hand and the Holders on the other from the exchange of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Offerors on the one hand and the Holders on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault as between the Offerors on the one hand and the Holders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer or Guarantor, as the case may be, on the one hand and the Holders on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding any other provision of this subsection (e), the Holders of the Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Securities pursuant to a Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this subsection (e), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Issuer or Guarantor, as the case may be, within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Issuer or Guarantor, as the case may be.

            (f) The agreements contained in this Section 5 shall survive the sale of the Securities pursuant to a Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

6. Additional Interest Under Certain Circumstances.

            (a) Additional interest (the "ADDITIONAL INTEREST") with respect to the Initial Securities and the Private Exchange Securities shall be assessed as follows if any of the following events occur (each such event in clauses (1) through (3) below being herein called a "REGISTRATION DEFAULT"):

                  (1) if by the Filing Deadline, the Exchange Offer Registration
            Statement has not been filed with the Commission with respect to the Registered Exchange Offer,

                  (2) if by the Effectiveness Deadline, the Exchange Offer
            Registration Statement has not been declared effective or if by the Consummation Deadline, the Shelf Registration Statement has not been declared effective or the Registered Exchange Offer has not been consummated,

                  (3) if by the Effectiveness Deadline, the Exchange Offer
            Registration Statement has been declared effective, or if by the Consummation Deadline, the Shelf Registration Statement has been declared effective but:

                        (a) such registration statements cease to be effective,
                  prior to expiration of the time periods described in Sections 1 and 2, if so required, or

                        (b) such registration statements cease to be useable in
                  connection with resales of Securities prior to expiration of the time periods described in Sections 1 and 2, if so required,

      Additional Interest shall accrue on the Initial Securities and the Private Exchange Securities over and above the interest set forth in the title of the Securities from and including the date on which any such Registration Default shall occur to but excluding the date on which all such Registration Defaults have been cured, at a rate of 0.25% per annum (the "ADDITIONAL INTEREST RATE") for the first 90-day period immediately following the occurrence of such Registration Default. The Additional Interest Rate shall increase by an additional 0.25% per annum with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum Additional Interest Rate of 0.5% per annum.

            (b) A Registration Default referred to in Section 6(a)(3) shall be deemed not to have occurred and be continuing in relation to a Shelf Registration Statement or the related prospectus if (i) such Registration Default has occurred solely as a result of (x) the filing of a post-effective amendment to such Shelf Registration Statement to incorporate annual audited financial information with respect to the Offerors where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related prospectus or (y) other material events, with respect to the Offerors that would need to be described in such Shelf Registration Statement or the related prospectus and (ii) in the case of clause (y), the Offerors are proceeding promptly and in good faith to amend or supplement such Shelf Registration Statement and related prospectus to describe such events; provided, however, that in any case if such Registration Default occurs for a continuous period in excess of 30 days, Additional Interest shall be payable in accordance with the above paragraph from the day such Registration Default occurs (without regard to the foregoing clauses in this paragraph) until such Registration Default is cured.

            (c) Any amounts of Additional Interest due pursuant to Section 6(a) above will be payable in the same manner as specified in the Indenture for the payment of interest on the Securities on the regular interest payment dates with respect to the Securities. The amount of Additional Interest will be determined by multiplying the applicable Additional Interest rate by the principal amount of the Initial Securities or Private Exchange Securities, as the case may be, and further multiplied by a fraction, the numerator of which is the number of days such Additional Interest rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.

            (d) "TRANSFER RESTRICTED SECURITIES" means each Security until (i) the date on which such Security has been exchanged by a person other than a broker-dealer for a freely transferable Exchange Security in the Registered Exchange Offer, (ii) following the exchange by a broker-dealer in the Registered Exchange Offer of an Initial Security for an Exchange Security, the date on which such Exchange Security is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration Statement, (iii) the date on which such Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iv) the date on which such Security is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act.

      7. Rules 144 and 144A. So long as Transfer Restricted Securities remain outstanding, each Offeror shall each use its best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time such Offeror is not required to file such reports, it will, upon the request of any Holder of Securities, make publicly available such information necessary to permit sales of their securities pursuant to Rules 144 and

144A. So long as Transfer Restricted Securities remain outstanding, each Offeror covenants that it will take such further action as any Holder of Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)). So long as Transfer Restricted Securities remain outstanding, the Issuer will provide a copy of this Agreement to prospective purchasers of Initial Securities identified to the Issuer by the Initial Purchasers upon written request. So long as Transfer Restricted Securities remain outstanding, upon the written request of any Holder of Initial Securities, each Offeror shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require each Offeror to register any of its securities pursuant to the Exchange Act.

      8. Underwritten Registrations. If any of the Transfer Restricted Securities covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering ("MANAGING Underwriters") will be selected by the Holders of a majority in aggregate principal amount of such Transfer Restricted Securities to be included in such offering, subject to the consent of both Offerors (which shall not be unreasonably withheld or delayed), and such Holders shall be responsible for all underwriting commissions and discounts in connection therewith.

      No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

9. Miscellaneous.

            (a) Remedies. Each Offeror acknowledges and agrees that any failure by such Offeror to comply with its obligations under Section 1 or 2 may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce such Offeror's obligations under Sections 1 or 2. Each Offeror further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

            (b) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by both Offerors and the written consent of the Holders of a majority in principal amount of the Securities affected by such amendment, modification, supplement, waiver or consents. Without the consent of the Holder of each Security, however, no modification may change the provisions relating to the payment of Additional Interest.

            (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail, facsimile transmission, or air courier which guarantees overnight delivery:

                  (1) if to a Holder of the Securities, at the most current
            address given by such Holder to the Offerors.

                  (2) if to the Initial Purchasers:

                  Credit Suisse First Boston Corporation
                  Deutsche Bank Securities Inc.
                  Salomon Smith Barney Inc.
                  Banc of America Securities LLC
                  J.P. Morgan Securities Inc.
                  Lehman Brothers Inc.
                  c/o Credit Suisse First Boston Corporation
                  Eleven Madison Avenue
                  New York, NY 10010-3629
                  Fax No.:  (212) 325-8278
                  Attention:  Transactions Advisory Group

            with a copy to:

                  Cleary, Gottlieb, Steen & Hamilton
                  One Liberty Plaza

                  New York, NY 10006
                  Fax No.: (212) 225-3999
                  Attention:  Craig B. Brod, Esq.

                  (3) if to the Offerors, at their address as follows:

                  Bottling Group, LLC
                  c/o The Pepsi Bottling Group, Inc.
                  One Pepsi Way
                  Somers, NY 10589
                  Fax No.: (914) 767-1820
                  Attention: Treasurer

            with a copy to:

                  Proskauer Rose, LLP
                  1585 Broadway
                  New York, NY 10036-8299
                  Fax No.: (212) 969 2900
                  Attention:  Henry O. Smith III, Esq.

                  PepsiCo, Inc.

                  700 Anderson Hill Road
                  Purchase, NY 10577-1444
                  Fax No.: (914) 249-8536
                  Attention: Treasurer

            with a copy to:

                  Davis Polk & Wardwell
                  450 Lexington Avenue
                  New York, NY 10017
                  Fax No.: (212) 450-3800
                  Attention: Winthrop B. Conrad, Jr., Esq.

            All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by recipient's facsimile machine operator, if sent by facsimile transmission; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

            (d) No Inconsistent Agreements. Neither Offeror has, as of the date hereof, entered into, nor shall it, on or after the date hereof, enter into, any agreement with respect to their securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

            (e) Third Party Beneficiaries. The Holders shall be third party beneficiaries to the agreements made in this Agreement among the Offerors and the Initial Purchasers and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder.

            (f) Successors and Assigns. This Agreement shall be binding upon each Offeror and its successors and assigns.

            (g) Termination of the Guarantor's Obligations. Notwithstanding any other provision of this Agreement, in the event that it is determined, prior to the consummation of the transactions contemplated in this Agreement, that the Guarantee shall never become effective and the Guarantee Commencement Date (as defined in the Indenture) shall not occur in accordance with the provisions of the Indenture, then at such time, the Guarantor's obligations hereunder (except the obligations contained in the second sentence of Section 4 and Sections 5(b), 5(d), 5(e) and 5(f), which shall remain in effect) shall cease.

            (h) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            (i) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (j) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

            The Issuer and the Guarantor hereby submit to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

            (k) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

            (l) Securities Held by the Offerors. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities is required hereunder, Securities held by the Offerors or their respective affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

      If the foregoing is in accordance with your understanding of our agreement, please sign and return to each Offeror a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the several Initial Purchasers, the Issuer and the Guarantor in accordance with its terms.

                                       Very truly yours,

                                       Bottling Group, LLC


                                       By: /s/ Steven M. Rapp
                                           -------------------------
                                           Name: Steven M. Rapp
                                           Title: Managing Director-Delegatee

                                       PepsiCo, Inc.


                                       By: /s/ Lionel L. Nowell III
                                           -------------------------
                                           Name: Lionel L. Nowell III
                                           Title: Senior Vice President and
                                                  Treasurer

The foregoing Registration Rights
Agreement is hereby confirmed and
accepted as of the date first
above written.

CREDIT SUISSE FIRST BOSTON CORPORATION
DEUTSCHE BANK SECURITIES INC.
SALOMON SMITH BARNEY INC.
BANC OF AMERICA SECURITIES, LLC
J.P. MORGAN SECURITIES INC.
LEHMAN BROTHERS INC.

By: CREDIT SUISSE FIRST BOSTON CORPORATION


By: /s/ Peter Milhaupt
    -------------------------------------
   Name:  Peter Milhaupt
   Title: Managing Director

                                                                         ANNEX A

      Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Initial Securities where such Initial Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Issuer and the Guarantor have agreed that, for a period of 180 days after the Expiration Date (as defined herein), it will make this Prospectus available to any broker-dealer for use in connection with any such resale. See "Plan of Distribution."

                                                                         ANNEX B

      Each broker-dealer that receives Exchange Securities for its own account in exchange for Initial Securities, where such Initial Securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. See "Plan of Distribution."

                                                                         ANNEX C

                             PLAN OF DISTRIBUTION

Each broker-dealer that receives Exchange Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Securities received in exchange for Initial Securities where such Initial Securities were acquired as a result of market-making activities or other trading activities. The Issuer and the Guarantor agreed that, for a period of 180 days after the Expiration Date, the Issuer will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until ______________, 200__, all dealers effecting transactions in the Exchange Securities may be required to deliver a prospectus.

The Issuer will not receive any proceeds from any sale of Exchange Securities by broker-dealers. Exchange Securities received by broker-dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Securities. Any broker-dealer that resells Exchange Securities that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Securities may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit on any such resale of Exchange Securities and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

For a period of 180 days after the Expiration Date, the Issuer will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Issuer has agreed to pay all expenses incident to the Exchange Offer (including the expenses of one counsel for the Holders of the Securities) other than commissions or concessions of any brokers or dealers. The Issuer and the Guarantor will indemnify the Holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act, or will contribute to payments which they may be required to make in that respect.

                                                                         ANNEX D

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

      Name:
               ---------------------------------
      Address:
                --------------------------------



If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Securities. If the undersigned is a broker-dealer that will receive Exchange Securities for its own account in exchange for Initial Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.






                                      D-1